SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials




                              GEOWORKS CORPORATION
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

Note: The attached press release was mailed on or about December 17, 2002 to certain stockholders of record of Geoworks with respect to its Special Stockholders Meeting, originally scheduled to be held on December 11, 2002 and later adjourned to January 8, 2003, due to failure to achieve quorum.

                                                                   PRESS RELEASE

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Contact  Tim Toppin
         +1 (510) 428-3900
         ttoppin@geoworks.com
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            GEOWORKS ADJOURNS SPECIAL STOCKHOLDERS MEETING TO APPROVE
         SALE OF UK BUSINESS AND LIQUIDATION PLAN UNTIL JANUARY 8, 2003
                     Company encourages stockholders to vote

EMERYVILLE, Calif. (December 11, 2002) - Geoworks Corporation (OTCBB: GWRX), a provider of leading-edge software design and engineering services to the mobile and handheld device industry, announced today that it adjourned today's special stockholders meeting until 11:00 a.m. Pacific Standard Time on January 8, 2003 due to lack of a quorum. The meeting will reconvene at Geoworks' executive offices located at 6550 Vallejo Street, Suite 102, Emeryville, California.

To date, stockholders representing over 30% of Geoworks' outstanding shares have voted in favor of each of the proposals, including SAIC and Toshiba, Geoworks' largest stockholders. To be adopted by the stockholders, each proposal must be approved by a majority of Geoworks' outstanding shares. So far only about 35% of Geoworks' outstanding shares have been cast. In view of Geoworks' large number of relatively small shareholdings, every stockholder's vote counts, and Geoworks encourages its stockholders to vote as soon as possible.

Votes can be cast electronically, telephonically or by mail. If stockholders have any questions with respect to voting their shares, they should contact Morrow & Co., Geoworks' proxy solicitor, at 1-800-654-2468.

Institutional Shareholder Services ("ISS"), the nation's leading proxy voting advisory service, has recommended that its clients vote to approve the sale of Geoworks' UK professional services business and its plan of liquidation. ISS, based in Rockville, Md., is the leading provider of proxy voting and corporate governance services, serving more than 950 clients worldwide. ISS analysts research and recommend votes for 20,000 stockholder meetings each year.

Geoworks filed definitive proxy materials with the Securities and Exchange Commission in connection with its solicitation of proxies to approve the sale of its UK professional services business and its plan of liquidation at the special meeting, and has mailed copies of the proxy materials to its stockholders. Geoworks urges its stockholders to read the definitive proxy materials carefully. Copies of the definitive proxy materials are available free of charge at the Securities and Exchange Commission's Web site, which is located at www.sec.gov or by contacting Tim Toppin, Geoworks' chief financial officer, at
(510) 428-3900, extension 317.

About Geoworks

Geoworks Corporation is a provider of leading-edge software design and engineering services to the mobile and handheld device industry. With nearly two decades of experience developing wireless operating systems, related applications and wireless server technology, Geoworks has worked with industry leaders in mobile phones and mobile data applications including Mitsubishi Electric Corporation and Nokia. Based in Emeryville, California, the company also has a European development center in the United Kingdom. Additional information can be found on the World Wide Web at http://www.geoworks.com.

Forward-looking statements in this press release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated or stated or implied by such forward-looking statements. These factors include, without limitation, the risk that Geoworks may not obtain a quorum for the January 8, 2003 adjourned special stockholders meeting, the risk that the sale of the UK professional services business may not close as scheduled or at all, the risk that costs associated with the sale of the UK professional services business will exceed anticipated levels, the risk that Geoworks will not possess sufficient assets subsequent to its liquidation to make distributions to its stockholders and various other risks described in the definitive proxy materials relating to the special meeting of stockholders and Geoworks' periodic filings with the Securities and Exchange Commission. Geoworks is a trademark of Geoworks Corporation.

                                       ###

GEOWORKS CORPORATION SPECIAL MEETING TO BE HELD ON 01/08/03 AT 11:00 A.M. PST FOR HOLDERS AS OF 11/04/02

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES

CUSIP: 373692102
DIRECTORS                               CONTROL NO.                     -----
---------                                                               |
                                                                        |

                                                                         DIRECTORS
PROPOSAL(S)                                                              RECOMMEND
-----------                                                              ---------
  1 - APPROVAL OF THE SALE OF THE COMPANY'S UK PROFESSIONAL SERVICES -->>>  FOR  --->>>
      BUSINESS PURCUSANT TO AN AGREEMENT FOR THE SALE AND PURCHASE OF       0030202
      THE ENTIRE ISSUED SHARE CAPITAL OF GEOWORKS LIMITED DATED
      SEPTEMBER 23, 2002.

  2 - ADOPTION OF THE PLAN OF LIQUIDATION AND DISSOLUTION OF----------->>>  FOR  --->>>
      GEOWORKS CORPORATION.                                                 0030601

  3 - WITH DISCRETIONARY AUTHORITY, UPON SUCH OTHER MATTERS AS MAY --->>>   FOR  --->>>
      PROPERLY COME BEFORE THE MEETING, OR ANY POSTPONEMENT OR              0039902
      ADJOURNMENT THEREOF.

                                        ---------------


                                        ---------------


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

FOLD AND DETACH HERE

|  |  |||  ||| GEOWORKS CORPORATION
               01/08/03 AT 11:00 A.M. PST

                DIRECTORS
        (MARK "X" FOR ONLY ONE BOX)

  |X|  THIS SPACE INTENTIONALLY LEFT BLANK                   -------
                                                             |
  |X|  PLEASE INDICATE YOUR VOTING                           |
                                                             |
  |X|  INSTRUCTIONS FOR EACH PROPOSAL

  USE NUMBER ONLY

    FOR    AGAINST   ABSTAIN
1   |X|      |X|       |X|        PLEASE INDICATE YOUR PROPOSAL SELECTION BY
                                  FIRMLY PLACING AN "X" IN THE APPROPRIATE   |X|
                                  NUMBERED BOX WITH BLUE OR BLACK INK ONLY.
   ----     -----     -----
    DO       NOT       USE        SEE VOTING INSTRUCTIONS NO. 3 ON REVERSE
   ----     -----     -----

   ----     -----     -----
    DO       NOT       USE
   ----     -----     -----
                                  CUSIP: 373692102
   FOR    AGAINST   ABSTAIN
2  |X|      |X|       |X|

   ----     -----     -----
    DO       NOT       USE
   ----     -----     -----

   ----     -----     -----
    DO       NOT       USE        PLACE "X" HERE IF YOU PLAN TO ATTEND       |X|
   ----     -----     -----       AND VOTE YOUR SHARES AT THE MEETING

   FOR    AGAINST   ABSTAIN
3  |X|      |X|       |X|

   ----     -----     -----
    DO       NOT       USE
   ----     -----     -----

   ----     -----     -----
    DO       NOT       USE
   ----     -----     -----


   FOR    AGAINST   ABSTAIN
   ----     -----     -----
    DO       NOT       USE
   ----     -----     -----

   ----     -----     -----
    DO       NOT       USE
   ----     -----     -----

   ----     -----     -----
    DO       NOT       USE
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   FOR    AGAINST   ABSTAIN
   ----     -----     -----
    DO       NOT       USE
   ----     -----     -----

   ----     -----     -----
    DO       NOT       USE
   ----     -----     -----

   ----     -----     -----
    DO       NOT       USE
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                          ______________________________/ ____/ ____
                          SIGNATURE(S)                    DATE

Proxy Services
P.O. Box 9072
Farmingdale NY 11735-9579

                                 P.O. Box 9072

                                   WRONG WAY

                              VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1 -

WE URGE YOU TO SEND IN YOUR INSTRUCTIONS SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. HOWEVER, THE RULES OR THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE
OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PRXOY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2 -

WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT, UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING
INSTRUCTIONS.

IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTIONS NUMBER 3 -

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTIONS NUMBER 4 -

REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES.

PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

-------------------------------------------------------------------------------

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.

FOLD AND DETACH HERE                                        FOLD AND DETACH HERE

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

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

                               PLEASE RETAIN FOR
                                  YOUR RECORDS

                             HOUSEHOLDING ELECTION

This notice is appearing in this mailing on behalf of your Broker or Bank. In December 2000, the Securities and Exchange Commission enacted a new rule that allows multiple share owners residing at the same address the convenience of receiving a single copy of proxy and information statements, annual reports and prospectuses if they consent to do so. This is known as "Householding." Please note that if you do not respond, Householding, will start 60 days after the mailing of this notice. We will allow Householding only certain conditions. Some of those conditions are:

      o     The Issuer agrees to have its document Householded,

      o     You agree to or do not object to the Householding of your materials,

      o You have the same last name and exact address as another shareowner(s),

      o     Consistency with your Broker or Bank's practices.

If all if these conditions are met, and Securities and exchange Commission regulations allow, your household will receive a single copy of proxy and information statements, annual reports and prospectuses.

The HOUSEHOLDING ELECTION (HH), which appears on the accompanying voting form is not an issuer proposal. If you wish to participate in Householding, please indicate "FOR" on the enclosed Voting Instruction Form and Householding will begin immediately. If you do not wish to participate in the Householding of investor communications, please indicate "AGAINST." Your affirmative or implied consent to Household will remain in effect until you revoke it by calling the telephone number listed in the HOUSEHOLDING ELECTION paragraph. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.